Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of FLM Minerals Inc. (the "Company") on Form 10-Q for the period ended May 31, 2008 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Jianxing Qian, Chief Financial Officer of the .Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated this 15th day of July, 2008.

JIANXING QIAN
Jianxing Qian
Chief Financial Officer